2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Investor Presentation June 2018 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25 Exhibit 99.1

Table of Contents IRT Overview 2 – 3 Markets 4 – 5 Assets 6 Portfolio 7 – 9 Value Add 10 – 11 Capital Structure 12 – 13 Guidance 14 Conclusion 15 Appendix Demographic Profile 17 Market Profiles 18 – 22 Definitions and Non-GAAP Financial Measure Reconciliations 23 – 24 Forward-Looking Statement 25

Positioned to Unlock Long-term Value Clear investment strategy focused on middle-market communities across non-gateway MSAs Accretive, tenant-first approach to owning and operating high-quality multifamily communities $ Value add community redevelopment and capital recycling initiatives Simple, conservative capital structure, focused on increasing returns

Clear Investment and Ownership Strategy Assets Our Focus: Well-located middle-market communities, likely to benefit from IRT’s: Robust management platform Operational expertise Economies of scale Markets Our Focus: Targeted Submarkets within Non-Gateway Markets exhibiting: Strong apartment demand Limited new construction Strong economic indicators We Look For: Strong employment drivers Population growth & positive net migration trends Limited multi-family housing starts Well-rated schools Attractive rent vs. buy dynamics Mature, infill locations with high barriers to entry We look for: Mid-rise/garden style (150–500 units) with attractive amenities Acquire properties at less than replacement cost A 5-15 year operating track record Opportunities for repositioning or updating through capex Ability to apply tailored marketing and management strategies to attract and retain residents and increase rents Creating value by identifying the right assets in the right markets Leading To Increased Property Level NOI – Stable Occupancy Rates, Above Average Rent Growth and Reduced Expenses

Population growth in IRT’s markets is above the national average and is growing faster than new supply, creating increased demand for existing apartment units. Migration Outpacing New Supply Projected Net Migration / Projected Completions Population Growing at a Higher Rate in IRT’s Markets Represents the number of people migrating to markets for every one unit delivered Population in IRT’s markets is expected to grow 1.27% in 2018 compared to 0.54% in gateway markets and 0.73% across the country (1) (2) (1) (2) Our Markets Demonstrate Positive Demographic Factors 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25 Source: CoStar Note: 2018 are projections as reported by CoStar as of 1Q 2018 IRT weighted averages are based on unit count as of 4/30/18. Gateway markets represent an arithmetic average of New York, Washington, DC, San Francisco and Los Angeles.

Job growth in IRT’s markets is above the national average and is growing faster than new supply, creating increased demand for existing apartment units. Job Growth Outpacing New Supply Employment Growing at a Higher Rate in IRT’s Markets Projected Jobs / Projected Completions Represents the number of new jobs for every one unit delivered Employment in IRT’s markets is expected to grow 2.14% in 2018 compared to 1.65% in gateway markets and 1.26% across the country (1) (1) (2) (2) Our Markets Demonstrate Strong Employment Outlook 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25 Source: CoStar Note: 2018 are projections as reported by CoStar as of 1Q 2018 IRT weighted averages are based on unit count as of 4/30/18. Gateway markets represent an arithmetic average of New York, Washington, DC, San Francisco and Los Angeles.

Low Homeownership Limited New Supply The national Class B vacancy rate remains close to historic lows Class B vacancy continues to decline, notwithstanding an increase in apartment completions across the broader apartment market The majority of new supply remains concentrated in primary markets, and competes with Class A properties Source: U.S Census Bureau as of 4/30/18, REIS Q1 2018 Our Assets Demonstrate Attractive Apartment Industry Dynamics The favorable fundamentals of our markets drive demand for our assets Growth in households increases the pool of renters, even more so during periods of reduced homeownership The homeownership rate was 64.2% in 1Q 2018 down from 69.2% in 1Q 2004 (the peak) and flat since Q4 2017 Homeownership affordability remains challenging for many households, especially for first time buyers

Recent Opportunistic Portfolio Acquisition

In September 2017, IRT announced the acquisition of a nine-community portfolio, totaling 2,352 units for $228.1 million

Transaction Highlights

- Increased scale with 18% expansion in total unit count
- Grew Q1 2018 revenue by 6% year-over-year and NOI by 12% compared to pre-acquisition Q1 2017 through implementation of IRT operating model
- Accelerated IRT's penetration into a number of core existing non-gateway markets
- Acquired high-quality middle-market communities that align with IRT's investment criteria
- Expected to drive future growth through value add opportunities

Portfolio Overview

Property Name	Market	State	Built / Renovated	Units	Period End Occupancy[1]	Avg. Effective Rent/Unit[1]	Close Date
Kensington Commons	Columbus	OH	2004	264	97.7%	$882	9/26/2017
Schirm Farms	Columbus	OH	2002	264	95.8%	$846	9/26/2017
Riverchase Apts	Indianapolis	IN	2000	216	89.8%	$814	9/26/2017
Cherry Grove Commons	Myrtle Beach	SC	2001	172	98.3%	$946	9/26/2017
Live Oak Trace	Baton Rouge	LA	2002/2017	264	60.6%[2]	$916	10/25/2017
Tides at Calabash	Wilmington	NC	2011	168	91.7%	$846	11/14/2017
Brunswick Point	Wilmington	NC	2005	288	93.1%	$795	12/12/2017
Hartshire Lakes	Indianapolis	IN	2008	272	91.9%[3]	$917[4]	1/3/2018
Creekside Corners Apts	Atlanta	GA	2001	444	93.7%[3]	$931[4]	1/3/2018
Total				**2,352**	**90.3%**	**$877**	

(1) Physical occupancy and average effective rent as of 12/31/17, unless otherwise noted.
(2) Property was recently renovated and impacted units are in the process of being leased up.
(3) Physical occupancy for each property is calculated as (i) total units rented as of 7/31/17 divided by (ii) total units available as of 7/31/17, expressed as a percentage.
(4) Average monthly effective rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended 12/31/17.


Tides at Calabash
Wilmington, NC


Brunswick Point
Wilmington, NC


Riverchase Apartments
Indianapolis, IN


Cherry Grove Commons
Myrtle Beach, SC


Hartshire Lakes
Indianapolis, IN


Creekside Corners
Atlanta, GA


Kensington Commons
Columbus, OH


Live Oak Trace
Baton Rouge, LA


Schirm Farms
Columbus, OH

Independence Realty Trust

7

Dramatic Portfolio Transformation Since IPO Source: Company filings and CoStar. For all owned communities as of 3/31/2017 Please find a definition of Total Gross Assets in the appendix Midpoint of full year 2018 guidance as announced in Q1 2018 earnings release using weighted-average shares and units outstanding of 87,466,518 3 At IPO (August 2013): 8 properties 2,004 units $791 avg. base rent Average community age: 26 years $154mm in gross assets 2 March 31, 2018: 56 properties1 15,280 units1 $1,004 avg. effective rent1 Average community age: 16 years $1.7B in gross assets 2 Core FFO Growth (Full year, $s in millions) 48 more communities Over 7.6x more units 27% increase in avg. base rent 10 year reduction in average age Over 10x increase in gross assets Progress Since IPO +

Portfolio Scale and Management Platform Deliver Operational Excellence Data as of March 31, 2018. Pro forma NOI reflects the impact of all acquisitions and dispositions as if they occurred on 1/1/2018, including IRT’s four acquisitions that occurred in Q1 2018. IRT’s Management Platform: Manage all 56 communities1 Capitalizing on economies of scale through regional managers’ ability to be on-site Algorithmic-based revenue management system Resulting in cost management efficiencies Regional management team averages over 20 years of experience Scale & regional strategy drive long-term margin accretion Management platform differentiates IRT, and drives resident retention $1,004 avg. effective monthly rent across the portfolio + Class A Properties Class B Properties $1,262 avg. rent per unit across Class A communities $937 avg. rent per unit across Class B communities Pro Forma NOI Contribution by Asset Class1,2

We define value add as any investment that will result in an ability to increase rents or provide a meaningful reduction in costs. Value Add Opportunity Organically Drives Value $ After Over 4,300 units identified for redevelopment across 14 properties creating organic value. Cabinets Countertops Blinds Switches & Outlets Flooring Lighting & Hardware Package Cabinet Door Fronts Vinyl Plank Flooring Appliance Package Full Renovation – < $10k per unit Medium Renovation – $3k - $5k per unit Light Renovation – $1k - $2k per unit Opportunity Scope Estimated return on total investment of 20% Estimated incremental NOI creation of $8 to $9 million As of projected completion, year-end 2020 Expected Results of Value Add Initiatives Before

Low risk redevelopment with potential for immediate value creation per unit 5 Communities 1,566 Units Est. $23M investment Est. return of 15-20% Est. avg. monthly rent premium of ~$190 Expected to be complete by end of 2018 9 Communities 2,752 Units Est. $23M investment Est. return of 20-25% Est. avg. monthly rent premium of ~$160 Expected to be complete by end of 2019 Building Blocks to Organic NOI Growth Creating incremental value for shareholders through investing in existing communities: Opportunity to unlock an additional $8.0M - $9.0M in NOI $ 1 Pro forma NOI reflects the impact of all acquisitions and dispositions as if they occurred on 1/1/2018, including IRT’s four acquisitions that occurred in Q1 2018.

Data as of 3/31/18 As of market close 3/31/2017 & 3/29/2018 respectively Net debt to adjusted EBITDA reflects the proforma metric adjusted for the timing of acquisitions and timing of current value add initiatives. Excluding this adjustment, net debt to adjusted EBITDA would be 9.7x. 1Q 2017 53.2% Debt Simple Capital Structure 1 We have a simple capital structure... With almost no debt maturing until 2021… …And limited exposure to interest rate risk. Our focus is reducing leverage. 1Q 2018 52.8% Debt Total Debt Common Equity Market Capitalization Net Debt to Adjusted EBITDA Total Market Capitalization Floating Rate Debt Fixed Rate Debt 1Q 2018 96% Fixed 3 $s in millions $1.44bn $1.71bn Actual Debt Maturity Schedule Total Debt to Total Gross Assets In percent 2

How Do We Right Size Leverage?

① ***Value add and annual organic NOI Growth***, at our existing portfolio, is expected to ***grow NOI by 23%*** over ***4 years***…

$'s in millions [1]

FY 2017 Pro Forma NOI	+	Organic NOI Growth (through 2021)	+	Value Add NOI Addition	=	Projected Future Annual NOI
$112 [2]	+	$15 – $19 [3]	+	$8 – $9	=	$135 - $140

NOI required to cover quarterly dividend payment (expecting coverage by YE 2018)

② Each additional dollar of NOI growth drops to EBITDA, ***allowing for significant de-leveraging through 2021…***

Net debt to adj. EBITDA ratio [1]

Current	Long-term target achieved through NOI growth
9.4x [4]	Mid 7's

(1) Figures are not drawn to scale
(2) Pro forma NOI reflects the impact of all acquisitions and dispositions as if they occurred on 1/1/2018, including IRT's four acquisitions that occurred in Q1 2018.
(3) Projected annual organic total portfolio NOI growth of 3-4%
(4) For the three months ended March 31, 2018, proforma net debt to EBITDA was 9.7x if adjusted for the timing of acquisitions and timing of current value add initiatives.

13

2018 Guidance Low High Net income allocable to common shares $0.26 $0.31 Earnings per share $0.26 $0.31 2018 EPS and CFFO Guidance     Net income allocable to common shares $0.26 $0.31 Adjustments:     Depreciation and amortization 0.43 0.43 Share base compensation 0.03 0.03 Amortization of deferred financing fees 0.02 0.02 CORE FFO per share allocated to common shareholders $0.74 $0.79 Same Store Communities 2018 Outlook Number of properties/units 42 properties /11,677 units Property revenue growth 3.0% to 4.0% Controllable property operating expense growth 1.6% to 2.0% Real estate tax and insurance expense increase 4.6% to 5.6% Total real estate operating expense growth 2.5% to 3.5% Property NOI growth 3.0% to 4.0%     Corporate Expenses   General and administrative expenses (excluding stock based compensation) $8.0 to $9.0 million     Capital Expenditures   Recurring $7.8 to $8.8 million Value add & non-recurring $32 to $40 million This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2018 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” in appendix. Midpoint of full year 2018 guidance as announced in Q1 2018 earnings release using weighted-average shares and units outstanding of 87,466,518 Key Operating Assumptions 2018 Full Year EPS and CFFO Guidance 1 CORE FFO ($s in millions) 2

How IRT Unlocks Long-term Value

Clear investment strategy focused on **middle-market** communities across **non-gateway MSAs**

- ✓ Our markets are leading gateway cities & the national average in job & population growth
- ✓ 9 new jobs for every unit delivered in IRT markets
- ✓ Recent 9-community portfolio acquisition aligns perfectly with strategy

Accretive, tenant-first approach to owning and operating **high-quality multifamily communities**

- ✓ Management platform drives margin accretion
- ✓ High, stable 2017 same store occupancy: 94.7%
- ✓ 2017 same store NOI growth: 4.8% FY 2017
- ✓ 27% increase in avg. base rent since IPO

Value add community **redevelopment** and **capital recycling** initiatives

- ✓ Recycled ~$87 million into core Class B communities in 2017
- ✓ Value add opportunities in 14 communities
  - Est. return of 20% once completed
  - Est. NOI growth of $8-$9mm

Simple, conservative **capital structure**, focused on **increasing returns**

- ✓ Initiative to reduce net debt to adj. EBITDA multiple to the low 7's
- ✓ Total debt to total market capitalization ratio is ~53%
- ✓ 96% of debt is fixed rate

Independence Realty Trust

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2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Appendix & Definitions 16

Resident Demographics at a Glance 1 Data as of March 2018 52% 48% Gender Breakdown 71% 29% Marital Status 36 Average Income Of tenants between 40% $69k Average Income to rent 18-29 years old Average Age with Young, growing resident sample benefitting from amenity-rich communities without overextending on rent 18% Tenants make up a diverse, expansive job pool Top Industries of Tenants Include: Office and Administrative Staff Technology Medical Sales Education Hospitality Male Female Single Married

Our Markets | Columbus [1]

Community Map



City
Dublin
Westerville
New Albany
Hilliard
Upper Arlington
Gahanna
Columbus
Reynoldsburg
Jefferson
Urbancrest
Grove City
Pickerington
Darbydale
Canal Winchester
Orient
Lithopolis



Bennington Pond Apartments
Groveport, OH



Schirm Farms
Canal Winchester, OH

Job Growth



2.46%
1.04%
2.11%
2016
2017
2018

2018 Projections:

National Average	*1.26%*
Gateway Markets	*1.65%*

Population Growth



1.18%
1.32%
1.12%
2016
2017
2018

2018 Projections:

National Average	*0.73%*
Gateway Markets	*0.54%*

Community Differentiators

- Strong accessibility to major highway I-270
- Class B communities insulated from new Class A construction
- Near thriving employment hubs such as Rickenbacker International airport
- Growing industrial development

Market Strengths

- 14th largest city in the U.S. by population
- Diverse, major companies with headquarters presence:

CardinalHealth Nationwide HONDA

- 4th lowest homeownership rate in the U.S.

Source: CoStar
Note: 2018 data are projections as reported by CoStar as of 1Q 2018
(1) Data as of May 3, 2018

Independence Realty Trust

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Our Markets | Atlanta [1]

Community Map



Canton
Cumming
Flowery Branch
Cartersville
Buford
Braselton
Acworth
Alpharetta
Kennesa
Ro ell
Duluth
Winder
Marietta
Lawrenceville
Snellville
Monroe
Villa Rica
Douglasville
Atlanta
College Park
Conyers
Social Circle
Covington
Fayetteville
McDonough



Pointe at Canyon Ridge
Sandy Springs, GA



Crestmont
Marietta, GA

Source: CoStar
Note: 2018 data are projections as reported by CoStar as of 1Q 2018
(1) Data as of May 3, 2018

Job Growth



3.04%
1.89%
1.76%
2016
2017
2018

2018 Projections:

National Average	*1.26%*
Gateway Markets	*1.65%*

Population Growth



1.57%
1.67%
1.97%
2016
2017
2018

2018 Projections:

National Average	*0.73%*
Gateway Markets	*0.54%*

Community Differentiators

- Class B/B+ communities insulated from new Class A construction
- Located within 5 min. of major highways
- Located in top-5 school districts in each MSA
- Easy access to local retail centers
- Steady rent growth
- Benefitting from suburban sprawl, well-positioned in MSA's with growing ancillary job markets

Market Strengths

- Outsized job and population growth due to robust job market
- Emerging technology submarkets include telecom, cybersecurity, biotech, and applied finance
- Major company presence in Atlanta include:

19

Our Markets | Raleigh – Durham [1]

Community Map



Franklinton
Grissom
Gorman
Windy Hill Farm
Youngsville
Blackwood
Durham
Stony Hill
Wake Forest
Bethesda
Rolesville
Chapel Hill
Blands
Genlee
Neuse
Millbrook
Morrisville
Fearrington
Cary
Raleigh
Knightdale
Wilsonville
Apex
Garner
Auburn
New Hill
Bonsal
Holly Springs
Clayton



Creekstone at RTP
Durham, NC



Waterstone at Brier Creek
Raleigh, NC

Job Growth



3.01%
1.95%
2.62%
2016
2017
2018

2018 Projections:

National Average	*1.26%*
Gateway Markets	*1.65%*

Population Growth



2.24%
2.22%
2.42%
2016
2017
2018

2018 Projections:

National Average	*0.73%*
Gateway Markets	*0.54%*

Community Differentiators

- Class B/B+ communities insulated from new Class A construction
- Located near local airport as well as the "Research Triangle"
- Located within 5 min. of major highways
- Each community is in a top-5 school district in the market
- Easy access to local retail centers

Market Strengths

- Thriving job market that attracts graduates of local universities to stay in the area
- Strong and growing healthcare, education, and technology opportunities
- Many companies have a strong presence in the area, including:

IBM, Citrix, Cisco, Sasol, UNC REX Healthcare, Duke Health

Source: CoStar
Note: 2018 data are projections as reported by CoStar as of 1Q 2018
(1) Data as of May 3, 2018

20

Our Markets | Louisville [1]

Community Map


Watson
Prospect
Blackiston Mill
Utica
Floyds Knobs
Clarksville
New Albany
Jeffersonville
INDIANA
KENTUCKY
Creekside
Indian Hills
Louisville
Hurstbourne
Middleto
Ancho
Shively
Audubon Park
West Buechel
Jeffersontown
Lynnview
Spring Mill
PLEASURE RIDGE PARK



Prospect Park Apartment Homes
Louisville, KY



Meadows Apartment Homes
Lousiville, KY

Job Growth


1.57%
1.22%
1.85%
2016
2017
2018

2018 Projections:

National Average	*1.26%*
Gateway Markets	*1.65%*

Population Growth


0.54%
0.57%
0.45%
2016
2017
2018

2018 Projections:

National Average	*0.73%*
Gateway Markets	*0.54%*

Community Differentiators

- Located within 5 min. of major highways
- Class B communities insulated from new construction in that asset-class
- Focus on the inner beltway, close to the downtown employment center
- Benefitting from the proximity to growing industrial footprint
- Each community is in a top-5 school district in the market

Market Strengths

- Burgeoning tourism hub with many distilleries and major events like the Kentucky Derby held there annually
- Major investment in the area including a new 800-room Omni hotel, a new VA hospital, as well as the newly built Kentucky International Convention Center
- Major employers include:

Source: CoStar
Note: 2018 data are projections as reported by CoStar as of 1Q 2018
(1) Data as of May 3, 2018

21

Our Markets | Tampa 1 Community Map Job Growth Lakes of Northdale Tampa, FL Population Growth The market is on track to add 65,000 jobs between the winter of 2017 and the end of 20182 Job growth and population growth have been strengthened by recent recovery following the housing crisis Strong reinvestment infrastructure has aided population/job growth Benefitting from the inexpensive cost of living and climate, which enhances quality of life in the market Major employers in the area include: Major companies have committed to a major presence in the market such as: Market Strengths Source: CoStar Note: 2018 data are projections as reported by CoStar as of 1Q 2018 Data as of May 3, 2018 Moody’s Analytics 2018 Projections: National Average 1.26% Gateway Markets 1.65% 2018 Projections: National Average 0.73% Gateway Markets 0.54%

Definitions and Non-GAAP Financial Measure Reconciliations Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Average Occupancy Average occupancy represents the average of the daily physical occupancy for the period presented. Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before acquisition and integration expenses and certain other non-operating gains or losses related to items such as asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, acquisition and integration expenses and other non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-operating gains or losses related to items such as defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO. IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Definitions and Non-GAAP Financial Measure Reconciliations

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt.

	As of				
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total debt	$ 903,286	$ 778,442	$ 731,625	$ 764,521	$ 765,695
Less: cash and cash equivalents	(10,399)	(9,985)	(10,128)	(6,271)	(10,065)
Total net debt	$ 892,887	$ 768,457	$ 721,497	$ 758,250	$ 755,630

IRT presents net debt because management believes it is a useful measure of IRT's credit position and progress toward reducing leverage. The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis (Dollars in thousands).

Net Operating Income

IRT believes that Net Operating Income ("NOI"), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, property management fees, acquisition expenses and general administrative expenses. In connection with our management internalization which was completed in the fourth quarter of 2016, we modified our calculation of NOI to exclude property management expenses. We retrospectively adjusted previously reported NOI to conform to this change. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store properties or portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

	As of				
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total assets	$ 1,577,879	$ 1,450,624	$ 1,405,212	$ 1,317,177	$ 1,306,986
Plus: accumulated depreciation (a)	94,001	84,097	76,664	68,433	68,262
Plus: accumulated amortization	17,809	16,517	15,670	15,254	15,341
Total gross assets	$ 1,689,689	$ 1,551,238	$ 1,497,546	$ 1,400,864	$ 1,390,589

(a) Includes previously recognized depreciation on properties that are classified as held-for-sale.

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Forward-Looking Statement This presentation may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Independence Realty Trust, Inc. (“IRT”) operates and beliefs of and assumptions made by IRT management, and involve uncertainties that could significantly affect the financial results of IRT. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “focused,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about IRT’s plans, objectives, expectations and intentions and statements that address operating performance, 2018 operating results projections, events or developments that IRT expects or anticipates will occur in the future. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of IRT, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) IRT’s maintenance of its real estate investment trust (“REIT”) status, (v) availability of financing and capital, (vi) risks associated with pursuing strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions, (vii) the assumptions underlying IRT's 2018 EPS and CFFO guidance, and (viii) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT does not undertake any duty to update any forward-looking statements appearing in this presentation, except as may be required by applicable law. This document and the related presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this link.